                                                                    Exhibit 23.1


July 14, 2000
Montreal, Canada

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8, as noted below, of Smurfit-Stone Container Corporation and Jefferson Smurfit Corporation of our report dated January 24, 2000 except as to Note 10b), which is as of February 25, 2000, and Note 20, which is as of February 23, 2000, relating to the consolidated financial statements of St. Laurent Paperboard Inc. which appear in Exhibit 99.3 of the Current Report on Form 8-K/A of Smurfit-Stone Container Corporation dated July 12, 2000:

Smurfit-Stone Container Corporation:          Form S-8, No. 333-32850 filed
                                              with the SEC on March 20, 2000

Smurfit-Stone Container Corporation:          Form S-8, No. 333-68221 filed
                                              with the SEC on December 1, 1998

Jefferson Smurfit Corporation and Smurfit-    Form S-8, No. 333-66421 filed
Stone Container Corporation respectively:     with the SEC on October 30, 1998,
                                              together with Post-Effective
                                              Amendment No. 1 filed on
                                              March 20, 2000

Jefferson Smurfit Corporation:                Form S-8, No. 333-47143 filed
                                              with the SEC on March 2, 1998,
                                              together with Post-Effective
                                              Amendment No. 1 filed on
                                              March 26, 1998

Jefferson Smurfit Corporation:                Form S-8, No. 333-31961 filed
                                              with the SEC on July 24, 1997

Jefferson Smurfit Corporation:                Form S-8, No. 33-57085 filed
                                              with the SEC on December 27,
                                              1994

Jefferson Smurfit Corporation:                Form S-8, No. 33-82578 filed
                                              with the SEC on August 8, 1994



/s/ PricewaterhouseCoopers LLP
Chartered Accountants